Supplement to
Fidelity® Variable Insurance Products
Initial Class
April 30, 2005
Prospectus

The following information replaces the biographical information for Matthew Fruhan found in the "Fund Management" section on page 20.

Charles Hebard is manager of VIP Financial Services Portfolio, which he has managed since May 2005. Mr. Hebard joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, he was an assistant vice president for Citicorp Securities Inc. in the Global Media and Communications division, from 1996 to 1997.

VIPFCI-05-03 May 3, 2005
1.765122.120